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                                                                    EXHIBIT 4.1


                                    FORM OF
                            COMMON STOCK CERTIFICATE
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

            NUMBER                                                                               SHARES


                                                 SOUTHERN COMMUNITY BANCORP
         COMMON STOCK               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA        COMMON STOCK





THIS CERTIFIES THAT
                                                                                                       SEE REVERSE
                                                                                                       FOR CERTAIN
                                                                                                       DEFINITIONS




IS THE OWNER OF

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       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           PAR VALUE $1.00, OF
===============================================================================


                         SOUTHERN COMMUNITY BANCORP

transferable on the books of the Corporation in person or by the duly authorized attorney upon this Certificate being properly endorsed.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

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

Dated:

 /s/ Stephen R. Jeuck                   [SEAL]                     /s/ Charlie W. Brinkley, Jr.
CHIEF FINANCIAL OFFICER       SOUTHERN COMMUNITY BANCORP       CHAIRMAN AND CHIEF EXECUTIVE OFFICER
AND SECRETARY                 CORPORATE SEAL 1999 FLORIDA

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                           SOUTHERN COMMUNITY BANCORP


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:


   TEN COM - as tenants in common      UNIF GIFT MIN ACT-______ Custodian______
   TEN ENT - as tenants by the                           (Cust)          (Minor)
               entireties                                under Uniform Gifts to
   JT TEN  - as joint tenants with                       Minors Act____________
               right of survivorship                                 (State)
               and not as tenants in
               common

    Additional abbreviations may also be used though not in the above list.


   For value received,________________,hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________




                            ____________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


   SIGNATURE(S) GUARANTEED: ____________________________________________________
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.